INVESCO LIMITED MATURITY TREASURY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2011
FILE NUMBER :      811-05686
SERIES NO.:        2

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                                 $        6
             2  Dividends for a second class of open-end company shares (000's
                Omitted)
                Class A2                                $        9
                Class Y                                 $        9
                Institutional Class                     $        7

73A.            Payments per share outstanding during the entire current period:
                (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                                     0.0012
             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class A2                                    0.0015
                Class Y                                     0.0059
                Institutional Class                         0.0097

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                                      5,283
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class A2                                     5,711
                Class Y                                      1,528
                Institutional Class                            811

74V.         1  Net asset value per share (to nearest cent)
                Class A                                 $    10.53
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class A2                                $    10.53
                Class Y                                 $    10.53
                Institutional Class                     $    10.54

INVESCO US GOVERNMENT FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2011
FILE NUMBER :      811-05686
SERIES NO.:        4

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                                 $    7,784
             2  Dividends for a second class of open-end company shares (000's
                Omitted)
                Class B                                 $      529
                Class C                                 $      614
                Class R                                 $      202
                Class Y                                 $       68
                Investor Class                          $    1,315
                Institutional Class                     $      111

73A.            Payments per share outstanding during the entire current period:
                (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                                     0.1234
             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                                     0.0900
                Class C                                     0.0897
                Class R                                     0.1123
                Class Y                                     0.1347
                Investor Class                              0.1234
                Institutional Class                         0.1455

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                                    100,133
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                                      6,942
                Class C                                      8,575
                Class R                                      1,646
                Class Y                                        521
                Investor Class                               9,920
                Institutional Class                            852

74V.         1  Net asset value per share (to nearest cent)
                Class A                                 $     9.25
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                                 $     9.28
                Class C                                 $     9.24
                Class R                                 $     9.26
                Class Y                                 $     9.26
                Investor Class                          $     9.26
                Institutional Class                     $     9.25

INVESCO INCOME FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING: 8/31/2011
FILE NUMBER :      811-05686
SERIES NO.:        5

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                                 $    3,029
             2  Dividends for a second class of open-end company shares (000's
                Omitted)
                Class B                                 $      229
                Class C                                 $      225
                Class R                                 $       70
                Class Y                                 $       39
                Investor Class                          $      862
                Institutional Class                     $      217

73A.            Payments per share outstanding during the entire current period:
                (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                                     0.0783
             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                                     0.0657
                Class C                                     0.0654
                Class R                                     0.0739
                Class Y                                     0.0825
                Investor Class                              0.0790
                Institutional Class                         0.0866

INVESCO MONEY MARKET FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 8/31/2011
FILE NUMBER :      811-05686
SERIES NO.:        6

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                AIM Cash Reserve Shares                 $      102
             2  Dividends for a second class of open-end company shares (000's
                Omitted)
                Class A5                                $       41
                Class B                                 $       11
                Class B5                                $        6
                Class C                                 $       12
                Class C5                                $        3
                Class R                                 $        7
                Class Y                                 $        2
                Investor Class                          $       31

73A.            Payments per share outstanding during the entire current period:
                (form nnn.nnnn)
             1  Dividends from net investment income
                AIM Cash Reserve Shares                     0.0002
             2 Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class A5                                    0.0002
                Class B                                     0.0002
                Class B5                                    0.0002
                Class C                                     0.0002
                Class C5                                    0.0002
                Class R                                     0.0002
                Class Y                                     0.0002
                Investor Class                              0.0002

74U.         1  Number of shares outstanding (000's Omitted)
                AIM Cash Reserve Shares                    822,801
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class A5                                   251,925
                Class B                                     84,689
                Class B5                                    30,302
                Class C                                    100,236
                Class C5                                    19,090
                Class R                                     45,043
                Class Y                                     14,832
                Investor Class                             216,907

74V.         1  Net asset value per share (to nearest cent)
                AIM Cash Reserve Shares                       1.00
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class A5                                      1.00
                Class B                                       1.00
                Class B5                                      1.00
                Class C                                       1.00
                Class C5                                      1.00
                Class R                                       1.00
                Class Y                                       1.00
                Investor Class                                1.00

INVESCO MUNICIPAL BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  08/31/11
FILE NUMBER :       811-05686
SERIES NO.:         7

 72DD.  1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                       $  6,077
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                       $    154
          Class C                       $    805
          Class Y                       $    635
          Investor Class                $  2,916

  73A.    Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                         0.1790
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                         0.1504
          Class C                         0.1500
          Class Y                         0.1887
          Investor Class                  0.1818

  74U.  1 Number of shares outstanding (000's Omitted)
          Class A                         34,515
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                            969
          Class C                          5,344
          Class Y                          3,747
          Investor Class                  15,967

  74V.  1 Net asset value per share (to nearest cent)
          Class A                       $   7.96
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                       $   7.97
          Class C                       $   7.95
          Class Y                       $   7.96
          Investor Class                $   7.96

INVESCO HIGH YIELD FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1 Total income dividends for which record date passed during the period.
        (000's Omitted)
         Class A                       $ 25,221
       2 Dividends for a second class of open-end company shares (000's Omitted)
         Class B                       $  1,452
         Class C                       $  3,040
         Class Y                       $  1,525
         Investor Class                $  4,605
         Institutional Class           $  3,690

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.1536
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                         0.1380
         Class C                         0.1373
         Class Y                         0.1594
         Investor Class                  0.1537
         Institutional Class             0.1607

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                        199,980
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                         12,214
         Class C                         25,882
         Class Y                         10,671
         Investor Class                  27,256
         Institutional Class             25,750

74V.   1 Net asset value per share (to nearest cent)
         Class A                       $   4.02
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class B                       $   4.03
         Class C                       $   4.01
         Class Y                       $   4.03
         Investor Class                $   4.02
         Institutional Class           $   4.01

INVESCO CORE BOND FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-05686
SERIES NO.:         9

72DD.   1 Total income dividends for which record date passed during the period.
         (000's Omitted)
          Class A                       $  1,475
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                       $    167
          Class C                       $    183
          Class R                       $     23
          Class Y                       $     10
          Institutional Class           $  2,347

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                         0.1059
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                         0.0834
          Class C                         0.0834
          Class R                         0.0983
          Class Y                         0.1133
          Institutional Class             0.1151

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.   1 Total income dividends for which record date passed during the period.
         (000's Omitted)
          Class A                       $  1,774
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class C                       $  2,746
          Class R                       $     29
          Class Y                       $    246
          Institutional Class           $    156

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                         0.0999
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class C                         0.0883
          Class R                         0.0884
          Class Y                         0.1100
          Institutional Class             0.1100

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                         23,955
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                         36,773
          Class R                            334
          Class Y                          2,687
          Institutional Class                810

74V.    1 Net asset value per share (to nearest cent)
          Class A                       $   8.64
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                       $   8.64
          Class R                       $   8.65
          Class Y                       $   8.64
          Institutional Class           $   8.65

INVESCO REAL ESTATE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.   1 Total income dividends for which record date passed during the period.
         (000's Omitted)
          Class A                       $  5,962
        2 Dividends for a second class of open-end company shares
          (000's Omitted)
          Class B                       $     47
          Class C                       $    143
          Class R                       $    507
          Class Y                       $    523
          Investor Class                $    301
          Institutional Class           $  2,729

73A.      Payments per share outstanding during the entire current period:
          (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                         0.1116
        2 Dividends for a second class of open-end company shares
          (form nnn.nnnn)
          Class B                         0.0259
          Class C                         0.0258
          Class R                         0.0831
          Class Y                         0.1402
          Investor Class                  0.1114
          Institutional Class             0.1585

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                         59,472
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                          1,468
          Class C                          6,548
          Class R                          6,064
          Class Y                          3,915
          Investor Class                   2,591
          Institutional Class             17,222

74V.    1 Net asset value per share (to nearest cent)
          Class A                       $  22.31
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                       $  22.38
          Class C                       $  22.32
          Class R                       $  22.31
          Class Y                       $  22.31
          Investor Class                $  22.28
          Institutional Class           $  22.31

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-05686
SERIES NO.:          12

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A               $    2,270
        2  Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B               $       54
           Class C               $      168
           Class R               $       82
           Class Y               $    1,685
           Institutional Class   $    3,379

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                   0.0820
        2  Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                   0.0411
           Class C                   0.0411
           Class R                   0.0684
           Class Y                   0.0957
           Institutional Class       0.1050

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                   27,606
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                    1,224
           Class C                    3,963
           Class R                    1,241
           Class Y                   18,651
           Institutional Class       34,403

74V.    1  Net asset value per share (to nearest cent)
           Class A               $    10.24
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B               $    10.21
           Class C               $    10.22
           Class R               $    10.23
           Class Y               $    10.25
           Institutional Class   $    10.24

INVESCO DYNAMICS FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-05686
SERIES NO.:          13

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                    5,128
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                      515
           Class C                      786
           Class R                      123
           Class Y                      481
           Investor Class            29,248
           Institutional Class        4,402

74V.    1  Net asset value per share (to nearest cent)
           Class A               $    21.40
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B               $    19.94
           Class C               $    19.56
           Class R               $    21.08
           Class Y               $    21.56
           Investor Class        $    21.40
           Institutional Class   $    22.43

INVESCO HIGH YIELD SECURITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-05686
SERIES NO.:          15

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A               $    2,211
        2  Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B               $      365
           Class C               $      321
           Class Y               $    1,504

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                   0.6322
        2  Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                   0.5817
           Class C                   0.5786
           Class Y                   0.6513

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                    3,492
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                      442
           Class C                      530
           Class Y                    2,292

74V.    1  Net asset value per share (to nearest cent)
           Class A               $    16.24
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B               $    16.04
           Class C               $    16.12
           Class Y               $    16.18

INVESCO VAN KAMPEN CORPORATE BOND FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER :        811-05686
SERIES NO.:          17

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A               $   14,520
        2  Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B               $    1,456
           Class C               $      929
           Class R               $       45
           Class Y               $      117
           Institutional Class   $      146

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                   0.1500
        2  Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                   0.1458
           Class C                   0.1320
           Class R                   0.0670
           Class Y                   0.1586
           Institutional Class       0.1613

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                  116,296
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                   10,625
           Class C                    8,732
           Class R                      706
           Class Y                      928
           Institutional Class        1,939

74V.    1  Net asset value per share (to nearest cent)
           Class A               $     6.83
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B               $     6.83
           Class C               $     6.82
           Class R               $     6.83
           Class Y               $     6.84
           Institutional Class   $     6.83